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G-III Product Offering

Men's

- Cole Haan
- Sean John
- Timberland
- Colebrook
- Bill Blass
- James Dean The Original

Women's

- Cole Haan
- Kenneth Cole new york
- Jones New York
- Nine West
- Black Rivet
- siena studio
- Colebrook
- Bill Blass
- Blassport

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Men's

COLE HAAN

Sean John

Timberland

Colebrook

JAMES DEAN.
THE ORIGINAL

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Women's

COLE HAAN

BLACK Rivet

KENNETH COLE
new york

JONES NEW YORK

sienastudio

Colebrook

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Sports Apparel

NFL
ny

N.Y

Louisville Slugger

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Leather/Non-Leather Category

Leather
Non-Leather
49%
51%

Distribution Channel

Mass Merchandisers
35%
16%
49%
Dept. Stores and Specialty Retailers
Mid-Tier Stores

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Net Sales Growth

(in millions)

$250
$200
$150
$100
$50
$0
$121.6
$149.6
$187.1
$201.4
$202.7
$220.0*
1999
2000
2001
2002
2003
2004E*

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EPS Growth

$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.32
$0.52(a)
$1.10-1.15E
2002
2003
2004E

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Gross Margin Improvement

40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
27.3%
29.7%
25.6%
30.3%
3rd Quarter
Nine Months
Fiscal 2003
Fiscal 2004

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G-III APPAREL GROUP, LTD.

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Safe Harbor

Statements concerning the Company's business outlook or future economic performance, anticipated revenues, expenses or other financial items; product introductions and plans and objectives related thereto; and statements concerning assumptions made or expectations as to any future events, conditions, performance or other matters are "forward-looking statements" as that term is defined under the Federal Securities laws. Forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements. Such risks, uncertainties and factors include, but are not limited to, reliance on foreign manufacturers, the nature of the apparel industry, including changing customer demand and tastes, seasonality, customer acceptance of new products, the impact of competitive products and pricing, dependence on existing management, general economic conditions, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update the information in this presentation.

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G-III Apparel Group

—	NASDAQ: GIII
—	Market Cap: $66 million
—	Specializes in branded consumer apparel
—	G-III Apparel Group, Ltd. is a leading manufacturer and distributor of outerwear and apparel under our own labels, licensed labels and private labels. Company-owned labels include Black Rivet, Colebrook, Siena Studio and G-III. The Company has fashion licenses with Kenneth Cole, Nine West, Timberland, Cole Haan, Jones Apparel, Sean John, Bill Blass and James Dean and sports licensing agreements with the National Football League, National Hockey League, National Basketball Association, Major League Baseball and more than 60 universities nationwide.

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Key Investment Highlights

—	Dominant niche position as one of the largest outerwear wholesalers
—	Established position in Sports Apparel
—	Broad array of strong brands
—	Balanced mix of distribution
—	Significant opportunities for growth
—	Strong sourcing expertise provides quality product at a competitive price

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G-III Product Offering

Men's	Women's
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G-III Product Offering

Sports Apparel

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Broad Array of Strong Brands

  Company has more than twenty licensed and company owned brands
  Licensor’s retail stores represent a significant customer for product
  Niche brands allow for exploitation of specific markets by gender and price point

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Steady Building of Licensed Brand Portfolio

1993	-	National Football League team logo outerwear
1995	-	Kenneth Cole New York women’s outerwear
1996	-	National Hockey League team logo outerwear
1998	-	Nine West women’s outerwear
1999	-	Major League Baseball team logo outerwear
2000	-	Cole Haan men’s and women’s outerwear
2001	-	Jones New York women’s wool outerwear, Timberland for men’s leather outerwear and Sean John for all outerwear
2002	-	Expanded National Football League license to include a comprehensive line of adult outerwear. Exclusive distribution to all mass and mid-tier except for one team. Launched Hardwood Classics (NBA) and Cooperstown Collection (MLB) of sports apparel.
2003	-	James Dean and Bill Blass outerwear

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Men's

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Women's

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Sports Apparel

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Balanced Mix of Distribution

  Specialty Retail - Saks Fifth Avenue, Neiman Marcus, and Bergdorf Goodman
  Department Stores – Federated, May Company and Nordstrom
  Specialty Stores Chains - Limited, Finish Line, d.e.m.o., Foot Locker, Champs, Dr. J’s, Against All Odds, Cato and Charming Shoppes
  Mid Tier and Mass Merchants - Sears, JCPenney, Wal-Mart, Target and Kohl’s

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Estimated Sales by Leather/Non-Leather Category & Distribution Channel for 2003

Leather/Non-Leather Category	Distribution Channel
[CHART]	[CHART]

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Opportunities for Growth

—	Continued expansion of core-sports apparel lines
—	Additional fashion-related sports apparel for department and specialty retail distribution
—	Continued expansion in brand portfolio
—	Economies of scale for expanded design, production, and merchandising teams

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Key Income Statement Items

( 000’s Omitted)

	Fiscal Year Ended		Nine Months Ended
	Estimated 1/31/2004	1/31/2003	10/31/2003	10/31/2002
Net Sales	$220,000	$202,651	$189,558	$154,997
Gross Profit	$63,000	$49,284	$57,374	$39,676
Operating Profit	$15,500	$4,177	$20,986	$9,528
Net Income	$8,300-$8,700	$382(a)	$11,471	$4,902
Diluted EPS	$1.10-$1.15	$0.05(a)	$1.54	$0.67

(a)	Includes a charge of $3.4 million, net of tax, associated with expenses related to closing the Company’s manufacturing facility in Indonesia. Excluding the charge, adjusted earnings per share was $0.52.

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Net Sales Growth

(in millions)

[CHART]

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EPS Growth

[CHART]

(a)	Adjusted for a charge of $3.4 million, net of tax, associated with expenses related to closing the Company’s manufacturing facility in Indonesia, diluted EPS including the charge was $0.05.

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Gross Margin Improvement

[CHART]

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Abbreviated Balance Sheet

( 000’s Omitted)

	10/31/2003	10/31/2002
Accounts Receivable	$87,794	$69,953
Inventories	$40,498	$47,233
Total Current Assets	$146,552	$127,291
Accounts Payable	$15,965	$16,172
Notes Payable	$43,418	$49,729
Total Current Liabilities	$78,919	$75,364
Total Stockholders’ Equity	$67,387	$60,048
Book Value Per Share	$9.73	$8.77

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G-III APPAREL GROUP, LTD.